UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 15, 2021

Caesars Entertainment, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-36629	46-3657681
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

100 West Liberty Street, 12th Floor, Reno, Nevada	89501
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (775) 328-0100

Caesars Entertainment, Inc.

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.00001 par value	CZR	NASDAQ Stock Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

EXPLANATORY NOTE

Pursuant to Item 5.07(d) of Form 8-K, Caesars Entertainment, Inc. (the “Company”) is filing this Amendment No. 1 to its Form 8-K originally filed on June 17, 2021 (the “Initial 8-K”) that reported the voting results from its Annual Meeting of Shareholders held on June 15, 2021 (the “Annual Meeting”) solely for the purpose of updating the disclosure under “Item 5.07 Submission of Matters to a Vote of Security Holders” to provide information regarding the determination of the Board of Directors of the Company as to frequency of future shareholder advisory votes on the compensation of the Company’s named executive officers. Except for the foregoing, this amendment does not modify or update any other disclosure contained in the Initial 8-K.

Item 5.07	Submission of Matters to a Vote of Security Holders.

At the Annual Meeting, the Company’s shareholders voted on, among other matters, an advisory proposal regarding the frequency of future shareholder advisory votes on the compensation of the Company’s named executive officers (the “Say-on-Frequency Proposal”). As reported in the Initial 8-K, the option of “every year” received the highest number of votes cast by shareholders on the Say-on-Frequency Proposal. Based on the Company’s prior practice of annual advisory votes on compensation of its named executive officers and the results of the advisory vote on the Say-On-Frequency Proposal, the Board of Directors has determined that the Company will hold a shareholder advisory vote on the compensation of the Company’s named executive officers every year until the next required shareholder vote on frequency of advisory votes on the compensation of the Company’s named executive officers, which is required to occur no later than the Company’s annual meeting of shareholders in 2027.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 13, 2021	CAESARS ENTERTAINMENT, INC.

	By:	/s/ Edmund Quatmann, Jr.
	Name:	Edmund Quatmann, Jr.
	Title:	Chief Legal Officer, Executive Vice President and Secretary